UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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I.D. SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

Notice of Annual Meeting
of Stockholders to be held
June 8, 2007 at 10:00 a.m.
at the offices of Lowenstein Sandler P.C.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020

May 8, 2007

Dear Stockholder:

On behalf of the Board of Directors and management of I.D. Systems, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held on Friday, June 8, 2007, at 10:00 a.m. (Eastern Daylight Time), at the offices of the Company’s counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020.

The Notice of Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the specific matters to be acted upon.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

It is important that your shares be represented at the meeting. If you do not expect to attend in person, it will be appreciated if you will promptly vote, sign, date and return the enclosed proxy.

Thank you for your continued interest in I.D. Systems, Inc.

Sincerely,
/s/ Jeffrey M. Jagid
Jeffrey M. Jagid Chief Executive Officer

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 8, 2007

To the Stockholders of I.D. Systems, Inc.:

Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of I.D. Systems, Inc. (the “Company”) will be held at the offices of the Company’s counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on Friday, June 8, 2007, at 10:00 a.m. (Eastern Daylight Time), and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

1.
To elect five (5) directors, the names of whom are set forth on the accompanying proxy statement, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To approve and adopt the I.D. Systems, Inc. 2007 Equity Compensation Plan.

3.	To ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof

Only stockholders of the Company of record at the close of business on April 27, 2007, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof

Whether you expect to attend the Annual Meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the Annual Meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By order of the Board of Directors,
/s/ Ned Mavrommatis
Ned Mavrommatis Secretary

Dated: May 8, 2007

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 8, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of I.D. Systems, Inc., a Delaware corporation (the “Company”), to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the offices of the Company’s counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on Friday, June 8, 2007, at 10:00 a.m. (Eastern Daylight Time), and any adjournments or postponements thereof.

On or about May 8, 2007, the Company’s Annual Report for the fiscal year ended December 31, 2006, including financial statements, this proxy statement and the accompanying form of proxy card are being mailed to stockholders of record as of the close of business on April 27, 2007.

Purpose of the Annual Meeting

The purposes of the Annual Meeting are (i) to elect five directors; (ii) to approve and adopt the I.D. Systems, Inc. 2007 Equity Compensation Plan (the “2007 Plan”); (iii) to ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007; and (iv) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. In addition to the foregoing, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

Record Date and Outstanding Shares

The Board of Directors of the Company has fixed the close of business on April 27, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, the Company had issued and outstanding 11,432,300  shares of Common Stock. The Common Stock comprises all of the Company’s issued and outstanding voting stock.

At least ten (10) days before the Annual Meeting, the Company will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder of the Company for any purpose germane to the Annual Meeting. The list will be available for inspection during ordinary business hours at the Company’s offices at One University Plaza, Hackensack, New Jersey 07601, and will be made available to stockholders present at the Annual Meeting.

Voting at the Annual Meeting

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders of the Company. Cumulative voting by stockholders is not permitted.

The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” (as defined below) are counted as present and entitled to vote for purposes of determining a quorum.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

For the election of directors, a plurality of the votes cast is required. Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. If no voting direction is indicated on the proxy cards, the shares will be considered votes for the nominees. In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker “non-votes” are not considered for the purpose of the election of directors.

For the approval and adoption of the 2007 Plan, the affirmative vote of the holders of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker “non-votes” for such proposal are not considered to have been voted on the proposal.

For the ratification of the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007, the affirmative vote of the holders of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker “non-votes” for such proposal are not considered to have been voted on the proposal.

Holders of Common Stock will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the Annual Meeting.

Voting of Proxies

You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

Unless the Company receives specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of the Company’s nominees as a director; (ii) FOR the approval and adoption of the 2007 Plan; (iii) FOR the ratification of the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007; and (iv) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. The Company does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Revocation of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•  by writing a letter delivered to Ned Mavrommatis, Secretary of the  Company, stating that the proxy is revoked;

•  by submitting another proxy with a later date; or

•  by attending the Annual Meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

Solicitation

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

The Company has retained the firm of The Altman Group, Inc. to provide services as proxy solicitor in connection with this proxy statement. The Company estimates that the costs for such services will be in the aggregate amount of $8,000, including a base fee of $6,500, telephone call charges and out-of-pocket expense reimbursements.

Execution of the accompanying proxy card will not affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted or by attendance at the Annual Meeting and electing to vote in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Five (5) directors will be elected at the Annual Meeting to hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The five (5) nominees for election as directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified are Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence Burstein, Michael Monaco and Beatrice Yormark.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS (ITEM 1 OF THE ENCLOSED PROXY CARD) OF JEFFREY M. JAGID, KENNETH S. EHRMAN, LAWRENCE BURSTEIN, MICHAEL MONACO AND BEATRICE YORMARK.

Directors, Executive Officers and Key Employees of the Company

DIRECTORS

Set forth below are the names, ages and titles of all of the directors of the Company as of April 30, 2007, and the years in which such directors became directors of the Company. All directors hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Name	Age	Title	Director Since
Jeffrey M. Jagid	38	Chairman and Chief Executive Officer	1995
Kenneth S. Ehrman	37	President, Chief Operating Officer and Director	1993
Lawrence Burstein (1)(2)(3)(4)	64	Director	1999
Michael Monaco (1)(2)(3)(4)	59	Director	2001
Beatrice Yormark (1)(2)(3)(4)	62	Director	2001

(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Nominating Committee
(4) This director is an independent director within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules.

The only familial relationship between or among any of the Company’s executive officers or directors are as follows: (i) Mr. Kenneth S. Ehrman and Mr. Michael L. Ehrman, the Company’s Executive Vice President of Engineering, are brothers; and (ii) Ms. Beatrice Yormark is Mr. Jeffrey M. Jagid’s aunt.

The biographies of each of the Company’s directors are set forth below.

Jeffrey M. Jagid has been the Company’s Chairman of the Board since June 2001 and the Company’s Chief Executive Officer since June 2000. Prior thereto, he served as the Company’s Chief Operating Officer. Since he joined the Company in 1995, Mr. Jagid also has served as a director as well as the Company’s General Counsel. Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. Prior to joining the Company, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP in New York City. He is a member of the Bar of the States of New York and New Jersey. Mr. Jagid is also a director of Coining Technologies, Inc.

Kenneth S. Ehrman is one of the Company’s founders and has been the Company’s Chief Operating Officer since June 2000. Mr. Ehrman also has served as a director as well as the Company’s President since the Company’s inception in 1993. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until the Company’s inception, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, the Company’s Executive Vice President of Engineering.

Lawrence Burstein has served as a director since June 1999. Since March 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January 1982 to March 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is also a director of THQ, Inc., CAS Medical Systems, Inc., Traffix, Inc., American Telecom Services Inc. and Millennium India Acquisition Corp. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and received his law degree from Columbia Law School.

Michael Monaco has served as a director since June 2001. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco is a Director of Washington Group International, Inc. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

Beatrice Yormark has served as a director since June 2001. Ms. Yormark is the President and Chief Operating Officer of Echelon Corporation. Ms. Yormark has been with Echelon since 1990. Prior to becoming the President and Chief Operating Officer in September 2001, she held the position of Vice President of Worldwide Marketing and Sales. Before joining Echelon, she was the Chief Operating Officer of Connect, Inc., an on line information services company. Before joining Connect, Ms. Yormark held a variety of positions, including executive director of systems engineering for Telaction Corporation, director in the role of partner at Coopers & Lybrand, vice president of sales at INTERACTIVE Systems Corporation, and various staff positions at the Rand Corporation. Ms. Yormark received a Masters of Science in Computer Science from Purdue University in 1968, after which she spent one year teaching computer science at Purdue. In addition to her graduate degree, Ms. Yormark has a Bachelor of Science in Mathematics from City College of New York. Ms. Yormark is the aunt of Mr. Jeffrey M. Jagid, the Company’s Chairman and Chief Executive Officer.

BOARD AND COMMITTEE MEETINGS

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. Members of the Board of Directors are kept informed of the Company’s business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board of Directors and committee meetings. Each director has access to all books, records and reports of the Company, and members of management are available at all times to answer their questions. The Board of Directors held two meetings during its fiscal year ended December 31, 2006. All of the directors attended both meetings in person. Actions were also taken during such year by the unanimous written consent of the directors. The Company has adopted a policy of encouraging, but not requiring, its members of the Board of Directors to attend annual meetings of stockholders. All of the members of the Board of Directors attended the Company’s annual meeting of stockholders last year.

Committees of the Board of Directors

The standing committees of the Board of Directors include an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Messrs. Burstein and Monaco and Ms. Yormark, each of whom is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under Rule 10A-3 of the Exchange Act. The Audit Committee held four meetings during the fiscal year ended December 31, 2006. All of such meetings were attended, either in person or telephonically, by all of the members of the Audit Committee.

The Board of Directors has determined that it has at least one audit committee financial expert serving on the Audit Committee. Mr. Monaco serves as the audit committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A and which is publicly available on the Company’s website at www.id-systems.com. The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company’s independent registered public accounting firm and management.

In accordance with its written charter, the Audit Committee assists the Board of Directors in monitoring (1) the integrity of the Company’s financial reporting process including its internal controls regarding financial reporting, (2) the Company’s compliance with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board of Directors.

Audit Committee Report

The following report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 31, 2006 with management and Eisner LLP, the Company’s independent registered public accounting firm.

The Audit Committee has discussed and reviewed with Eisner LLP all the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). It has also received the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Eisner LLP their independence.

Based on this review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Audit Committee
Lawrence Burstein
Michael Monaco
Beatrice Yormark

Compensation Committee

The Compensation Committee is composed of Messrs. Burstein and Monaco and Ms. Yormark, each of whom is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules. The Compensation Committee sets executives’ annual compensation and long-term incentives, reviews management’s performance, development and compensation, determines option grants and administers the Company’s incentive plans. The Compensation Committee held two meetings during the fiscal year ended December 31, 2006. All of such meetings were attended, either in person or telephonically, by all of the members of the Compensation Committee. Actions were also taken during the fiscal year ended December 31, 2006 by the unanimous written consent of the members of the Compensation Committee. The report of the Compensation Committee, “Compensation Committee’s Report of Compensation Committee,” is set forth on page 10 of this proxy statement.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is attached hereto as Appendix B and which is publicly available on the Company’s website at www.id-systems.com. The Compensation Committee’s charter sets forth the responsibilities, authority and specific duties of the Compensation Committee and is reviewed and reassessed annually. The charter specifies that the Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Company and for producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

Nominating Committee

The Nominating Committee is composed of Messrs. Burstein and Monaco and Ms. Yormark, each of whom is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules. The Nominating Committee held no meetings during the fiscal year ended December 31, 2006. Actions were taken during such year by the unanimous written consent of the members of the Nominating Committee.

The Board of Directors has adopted a written charter for the Nominating Committee, which is publicly available on the Company’s website at www.id-systems.com. The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board of Directors, and the Nominating Committee has adopted procedures addressing the foregoing.

Procedures for Considering Nominations Made by Stockholders. The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. These guidelines provide that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

●	must satisfy any legal requirements applicable to members of the Board of Directors;

●	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

●	must have a reputation, in one or more of the communities serviced by the Company and its affiliates, for honesty and ethical conduct;

●	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

●
must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include:

●	a review of the information provided to the Nominating Committee by the proponent;

●	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

●	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o One University Plaza, Hackensack, New Jersey 07601. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Code of Ethics

The Company has a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller and other persons who perform similar functions. A copy of the Company’s code of ethics can be found on its website at www.id-systems.com. The Company’s code of ethics is intended to be a codification of the business and ethical principles that guide it, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.

EXECUTIVE OFFICERS

Set forth below are the names, ages and titles of all of the executive officers of the Company as of April 30, 2007, and the years in which such executive officers became executive officers of the Company. All executive officers serve at the discretion of the Board of Directors with no fixed term.

Name	Age	Title	Executive Officer Since
Jeffrey M. Jagid	38	Chairman and Chief Executive Officer	1995
Kenneth S. Ehrman	37	President, Chief Operating Officer and Director	1993
Ned Mavrommatis	36	Chief Financial Officer, Treasurer and Corporate Secretary	1999
Peter Fausel	47	Executive Vice President - Sales, Marketing and Customer Support	2007
Michael L. Ehrman	34	Executive Vice President of Engineering	1995

Jeffrey M. Jagid, the Company’s Chairman of the Board, has served as the Company’s Chief Executive Officer since 2001. See Mr. Jagid’s biographical information on page 4 of this proxy statement.

Kenneth S. Ehrman is one of the Company’s founders and has been the Company’s Chief Operating Officer since June 2000. Mr. Ehrman also has served as the Company’s President since the Company’s inception in 1993. See Mr. Ehrman’s biographical information on page 5 of this proxy statement.

Ned Mavrommatis has served as the Company’s Chief Financial Officer since joining the Company in August 1999, as the Company’s Treasurer since June 2001 and as the Company’s Corporate Secretary since November 2003. Prior to joining the Company, he was a Senior Manager at the accounting firm of Eisner LLP. Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

Peter Fausel has served as the Company’s Executive Vice President - Sales, Marketing and Customer Support since March 2007. From 2003 until February 2007, Mr. Fausel served as Senior Vice President of Sales and Marketing for LXE, Inc., a manufacturer of wireless mobile computing solutions. Prior to his tenure with LXE, Mr. Fausel served as President of Jacada, Inc., an enterprise application software company, from 2001 to 2002. He has also previously served as Senior Vice President of Sales and Marketing for Ross Systems, an enterprise resource planning software provider, and Vice President of Global Accounts and Industry Marketing for Invensys PLC, production technology and energy management company. Mr. Fausel received a Bachelor of Science degree in Business Administration-Finance from the University of Florida.

Michael L. Ehrman has served as the Company’s Executive Vice President of Engineering since August 1999. Prior to that, he served as the Company’s Executive Vice President of Software Development since joining the Company in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering - Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a consultant for Andersen Consulting in New York. Mr. Ehrman is the brother of Kenneth S. Ehrman, the Company’s Chief Operating Officer.

EXECUTIVE COMPENSATION

Compensation Committee Report

Under the rules of the Securities and Exchange Commission, this Compensation Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filings with the Securities and Exchange Commission.

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee
Lawrence Burstein
Michael Monaco
Beatrice Yormark

Compensation Discussion and Analysis

Introduction

This discussion presents the principles underlying our executive officer compensation program. Our goal in this discussion is to provide the reasons why we award compensation as it does and to place in perspective the data presented in the tables that follow this discussion. The focus is primarily on compensation of our executive compensation for the fiscal year ended December 31, 2006, but some historical and forward-looking information is also provided to put such year’s compensation information in context. The information presented herein relates to Jeffrey M. Jagid, our chief executive officer, Ned Mavrommatis, our chief financial officer, and our three other most highly compensated executive officers, who are sometimes referred to in this proxy statement as our “named executive officers.”

Compensation Philosophy and Objectives

We attempt to apply a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that our success is dependent upon the efforts of each employee and that a cooperative, team-oriented environment is an essential part of our culture. We believe in the importance of rewarding our employees for our successes, which is why we emphasize pay-for-performance incentive compensation. Particular emphasis is placed on broad employee equity participation through the use of stock options and restricted stock awards, as well as on annual cash bonuses linked to achievement of our corporate performance goals.

Our compensation programs for our named executive officers are designed to achieve a variety of goals, including:

●	attracting and retaining talented and experienced executives;

●	motivating and rewarding executives whose knowledge, skills and performance are critical to our success;

●	aligning the interests of our executives and stockholders by motivating executives to increase stockholder value in a sustained manner; and

●	provide a competitive compensation package which rewards achievement of our goals.

Elements of Executive Officer Compensation

Overview. Total compensation paid to our executive officers is influenced significantly by the need to attract and retain management employees with a high level of expertise and to motivate and retain key executives for our long-term success. Some of the components of compensation, such as salary, are generally fixed and do not vary based on our financial and other performance. Some components, such as bonus, stock options and stock award grants, are dependent upon the achievement of certain goals jointly agreed upon by our management and the Compensation Committee. Furthermore, the value of certain of these components, such as stock options and restricted stock, is dependent upon our future stock price.

We compensate our executive officers in these different ways in order to achieve different goals. Cash compensation, for example, provides executive officers a minimum base salary. Incentive bonus compensation is generally linked to the achievement of financial and business goals, and is intended to reward executive officers for our overall performance in reaching annual goals that are agreed to in advance by management and the Compensation Committee. Stock options and grants of restricted stock are intended to link our executive officers’ longer-term compensation with the performance of our stock and to build executive ownership positions in our stock. This encourages our executive officers to remain with us, to act in ways intended to maximize stockholder value, and to penalize them if we and/or our stock fails to perform to expectations.

We view the three components of our executive officer compensation as related but distinct. Although the Compensation Committee does review total compensation, it does not believe that compensation derived from one component of compensation necessarily should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on its historical practices with the individual and our view of individual performance and other information we deem relevant, such as the data we receive from the consultant hired by the Compensation Committee. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. As our growth is recent, we have not reviewed wealth and retirement accumulation as a result of employment with us, and has only focused on fair compensation for the year in question.

To advise us on executive compensation in general, the Compensation Committee has engaged the services of Frederick W. Cook & Co., Inc. At the request of the Compensation Committee, Frederick W. Cook & Co. produced data comparing our executive officer compensation for the fiscal year ended December 31, 2005 with that of a peer group of companies selected by us with Frederick W. Cook & Co.’s assistance for the same period. The Compensation Committee realizes that benchmarking our compensation against the compensation earned at comparable companies may not always be appropriate, but believes that engaging in a comparative analysis of compensation practices is useful. The Compensation Committee also utilized reports from Equilar, Inc., a market leader for benchmarking executive and board compensation.

Base Salary. We pay our executive officers a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. We believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are established in part based on the individual position, responsibility, experience, skills and expected contributions during the coming year of the executive and their performance during the prior year. We also have sought to align base compensation levels comparable to our competitors and other companies in similar stages of development. We do not view base salaries as primarily serving our objective of paying for performance, but in attracting and retaining the most qualified executives necessary to run our business.

Based on all of the factors described above, including base salary, company performance and individual performance reviews, in February 2006, effective as of January 1, 2006, we granted our Chief Executive Officer an 8% salary increase.

Cash Incentive Bonuses. Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives are eligible to receive 100% of their salary as an annual cash incentive bonuses based upon meeting predetermined company financial measures established by us. The financial goals for the fiscal year ended December 31, 2006, included target measures for revenue and operating income (before equity compensation). The primary objective of our annual cash incentive bonuses is to motivate and reward our employees, including our named executive officers, for meeting our short-term objectives using a pay-for-performance program with objectively determinable performance goals. For the fiscal year ended December 31, 2006, our Chief Executive Officer and our other named executive officers earned 12.5% of their base salaries based on our meeting certain of our financial objectives.

Equity Compensation. We believe that stock options and restricted stock awards are an important long-term incentive for our executive officers and employees and that our stock option and restricted stock award program has been effective in aligning officer and employee interests with that of our stockholders. We review our equity compensation plan annually. Employees are eligible for annual stock option and restricted stock award grants based on targeted levels. These options and grants are intended to produce value for each executive officer if (i) our stockholders derive significant sustained value; and (ii) the executive officer remains with us.

At its June 2006 meeting, the Compensation Committee, considered equity grants to be made for the fiscal year ended December 31, 2006. The number of restricted shares and restricted stock units granted to and held by our executive officers are reflected in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table below.

We do not have any program, plan or obligation that requires us to grant equity compensation to any executive officer on specified dates. The authority to make equity grants to executive officers rests with the Compensation Committee, although, as noted above, the Compensation Committee does consider the recommendations of our Chairman and Chief Executive Officer in setting the compensation of our other executive officers.

Severance and Change-in-Control Benefits.

Except for the severance and change-in-control benefits described below, we do not provide to any of our executive officers any severance or change in control benefits in the event of termination or retirement, whether following a change-in-control or otherwise.

If we terminate Peter Fausel, our Executive Vice President - Sales, Marketing and Customer Support, other than for cause (as defined below) prior to March 5, 2010, Mr. Fausel will receive a continuation of his salary for a period of six months plus all earned but unpaid bonus as of the date of such termination. For this purpose, the term “cause” is defined by us and includes, but is not limited to, any willful or grossly negligent breach of Mr. Fausel’s duties as an employee and termination for fraud, embezzlement or any other similar dishonest conduct or for violation of our rules of conduct. If Mr. Fausel were to be terminated other than for cause as of April 30, 2007, Mr. Fausel would be entitled to receive severance payments through October 30, 2007 in the aggregate amount of $130,000.

Our 1999 Stock Option Plan provides that all outstanding stock options, including stock options held by our executive officers, will become immediately exercisable, and the restrictions with respect to outstanding restricted shares will lapse, upon the occurrence of a “change in control event.” For this purpose, a “change in control event” shall be deemed to occur if any of the following events occur: (a) the consummation of any merger of our company with any other company unless the combined voting power of our voting securities outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of our company or such surviving entity outstanding immediately after such merger or consolidation; (b) the consummation of any sale or other disposition of all or substantially all of our assets; (c) approval by our stockholders of a plan of liquidation of our company; (d) any action pursuant to which any person or group (as defined in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of 20% or more of our outstanding voting securities; or (e) the individuals who were members of our Board of Directors on May 14, 1999 (the date on which our 1999 Stock Option Plan was initially adopted by the Board), including any individuals who became or become directors after that date and whose election or nomination for election was approved by at least two-thirds of the directors of our Board, cease to constitute a majority of the members of our Board of Directors.

Benefits. The executive officers participate in all of our employee benefit plans, such as medical and 401(k) plan, on the same basis as our other employees, except that we pay 100% of the premiums for health and dental insurance of our executive officers and 75% of the premiums for health and dental insurance of our other employees.

Perquisites. Our Chief Executive Officer and our other named executive officers receive an allowance for automobile and related expenses. Our use of perquisites as an element of compensation is very limited. We do not view perquisites as a significant element of our comprehensive compensation structure.

The Compensation Committee Process

Compensation Committee meetings typically involve a preliminary discussion with our Chairman and Chief Executive Officer prior to the Compensation Committee deliberating without any members of management present. For compensation decisions, including decisions regarding the grant of equity compensation relating to executive officers (other than our Chairman and Chief Executive Officer), the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer and includes him in its discussions.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of SFAS 123R, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Cash and Other Compensation

The following table, which should be read in conjunction with the explanations provided above, provides certain compensation information concerning our named executive officers for the fiscal year ended December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary		Stock Awards(1)			Option Awards(1)		Non-equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(3)		Total ($)
Jeffrey M. Jagid Chairman and Chief Executive Officer	2006 2005 2004	$ $ $	245,000 226,500 226,500	$ $ $	230,141 - -	(4)	$ $ $	171,197 170,778 171,741	$ $ $	30,625 67,950 215,175	$ $ $	18,485 18,742 19,493	$ $ $	695,448 483,970 632,909

Ned Mavrommatis Chief Financial Officer, Treasurer and Corporate Secretary	2006 2005 2004	$ $ $	214,000 181,000 181,000	$ $ $	194,722	(4)	$ $ $	134,554 141,910 133,501	$ $ $	26,750 54,300 171,950	$ $ $	10,145 9,497 9,415	$ $ $	580,171 386,707 495,866

Kenneth S. Ehrman President and Chief Operating Officer	2006 2005 2004	$ $ $	214,000 200,000 200,000	$ $ $	123,885 - -	(4)	$ $ $	139,714 136,705 113,406	$ $ $	26,750 60,000 190,000	$ $ $	14,246 14,687 13,317	$ $ $	518,595 411,392 516,723

Michael L. Ehrman Executive Vice President, Engineering	2006 2005 2004	$ $ $	195,000 175,000 175,000	$ $ $	194,722 - -	(4)	$ $ $	148,056 147,601 153,270	$ $ $	24,375 52,500 166,250	$ $ $	17,258 16,511 14,984	$ $ $	579,411 391,612 509,504

Frederick F. Muntz Executive Vice President, Sales, Marketing & Customer Satisfaction(5)	2006 2005 2004	$ $ $	214,000 200,000 175,000	$ $ $	123,885 - -	(4)	$ $ $	162,426 156,003 124,740	$ $ $	26,750 60,000 166,250	$ $ $	6,000 6,000 6,000	$ $ $	533,061 422,003 471,990

(1)
Represents the expense to the Company pursuant to FAS 123(R) for the respective year for restricted stock or stock options granted as long-term incentives pursuant to the Company’s 1999 Stock Option Plan. See notes to the Company’s Financial Statements for the fiscal years ended December 31, 2006, 2005 and 2004 for the assumptions used for valuing the expense under FAS 123(R).

(2)	Represents bonus paid for such fiscal year.

(3)
The dollar amounts shown under the heading “All other compensation” represent the incremental cost of all perquisites and other personal benefits to our named executive officers, including allowance for automobile and related expenses.

(4)
Represents restricted shares and restricted stock units issued under the 1999 Stock Option Plan in 2006. Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary. The issuance of shares of Common Stock underlying restricted stock units are subject to the achievement of revenue and gross margin levels during 2007 and 2006.

(5)
Mr. Muntz ceased serving as our Executive Vice President - Sales, Marketing and Customer Satisfaction, effective as of March 5, 2007. Although Mr. Muntz is no longer an executive officer, he continues to serve as our Vice President of Strategic Accounts of the Company. Peter Fausel was appointed to serve as our Executive Vice President - Sales, Marketing and Customer Support, effective as of March 5, 2007.

Plan-Based Awards

Option and Stock Award Grants in 2006

The following table provides certain information with respect to bonuses and restricted stock awards granted to our named executive officers during the fiscal year ended December 31, 2006.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (#)(3)	($)(4)
Jeffrey M. Jagid	2/17/2006	30,625	122,500	245,000
	6/9/2006							10,000	188,900
	6/9/2006				6,250	12,500	25,000		236,125
	6/9/2006				6,250	12,500	25,000		236,125

Ned Mavrommatis	2/17/2006	26,750	107,000	214,000
	6/9/2006							10,000	188,900
	6/9/2006				5,000	10,000	20,000		188,900
	6/9/2006				5,000	10,000	20,000		188,900

Kenneth S. Ehrman	2/17/2006	26,750	107,000	214,000
	6/9/2006							10,000	188,900
	6/9/2006				2,500	5,000	10,000		94,450
	6/9/2006				2,500	5,000	10,000		94,450

Michael L. Ehrman	2/17/2006	24,375	97,500	195,000
	6/9/2006							10,000	188,900
	6/9/2006				5,000	10,000	20,000		188,900
	6/9/2006				5,000	10,000	20,000		188,900

Frederick F. Muntz (3)	2/17/2006	26,750	107,000	214,000
	6/9/2006							10,000	188,900
	6/9/2006				2,500	5,000	10,000		94,450
	6/9/2006				2,500	5,000	10,000		94,450

(1) The information under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” relates to cash bonuses for the fiscal year ended December 31, 2006 payable to our named executive officers based on the achievement of revenue and income from operation goals during 2006. In February 2007, based on the achievement of such goals, each named executive officer received a dollar amount equal to 12.5% of his base salary for the fiscal year ended December 31, 2006.

(2) The information under “Estimated Future Payouts Under Equity Incentive Plan Awards” relates to restricted stock units issued under the 1999 Stock Option Plan. The first line with respect to each named executive officer represents threshold, target, and maximum numbers of shares of our common stock payable under restricted stock units based on the achievement of revenue and gross margin levels during 2006. In February 2007, based on the achievement of such performance goals, each named executive officer received a number of shares of our common stock equal to 75% of the target number for such named executive officer. The second line with respect to each named executive officer represents threshold, target, and maximum numbers of shares of our common stock payable under restricted stock units based on the achievement of revenue and gross margin levels during 2007.

(3) Represents restricted shares issued under our 1999 Stock Option Plan. Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary.

(4) Calculated based on $18.89 per share, the closing price of our common stock, as reported on the NASDAQ Global Market on June 9, 2006, and with respect to equity incentive awards, the target number of shares of our common stock issuable upon achievement of revenue and margin levels.

(5) Mr. Muntz ceased serving as our Executive Vice President - Sales, Marketing and Customer Satisfaction, effective as of March 5, 2007. Although Mr. Muntz is no longer an executive officer, he continues to serve as our Vice President of Strategic Accounts. Peter Fausel was appointed to serve as our Executive Vice President - Sales, Marketing and Customer Support, effective as of March 5, 2007.

Stock Option Exercises and Vesting of Restricted Stock Awards

The following table provides certain information with respect to option exercises for each of the our named executive officers during the fiscal year ended December 31, 2006. No stock vested during such year.

Option Exercises and Stock Vested

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)(1)
Jeffrrey M. Jagid	45,609	938,844
Ned Mavrommatis	-	-
Kenneth S. Ehrman	-	-
Michael L. Ehrman	50,000	1,041,000
Frederick F. Muntz(2)	-	-

(1)  Represents the difference between the market price of the underlying securities at exercise of the option and the exercise price of the option.

(2) Mr. Muntz ceased serving as our Executive Vice President - Sales, Marketing and Customer Satisfaction, effective as of March 5, 2007. Although Mr. Muntz is no longer an executive officer, he continues to serve as our Vice President of Strategic Accounts of the Company. Peter Fausel was appointed to serve as our Executive Vice President - Sales, Marketing and Customer Support, effective as of March 5, 2007.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (3) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Jeffrey M. Jagid	54,391	-	1.20	9/3/2007	10,000	188,200	12,500	235,250
	90,625	-	1.20	9/1/2008	-	-	12,500	235,250
	75,000	-	7.56	1/19/2010	-	-	-	-
	65,000	-	5.67	11/1/2011	-	-	-	-
	32,000	48,000	6.65	2/6/2014	-	-	-	-
	12,000	48,000	11.35	3/3/2015	-	-	-	-

Ned Mavrommatis	20,000	-	7.56	1/19/2010	10,000	188,200	10,000	188,200
	43,000	-	5.67	11/1/2011	-	-	10,000	188,200
	22,000	33,000	6.65	2/6/2014	-	-	-	-
	9,800	39,200	11.35	3/3/2015	-	-	-	-

Kenneth S. Ehrman	50,000	-	1.20	9/3/2007	10,000	188,200	5,000	94,100
	56,250	-	1.20	9/1/2008	-	-	5,000	94,100
	37,500	-	7.56	1/19/2010	-	-	-	-
	45,000	-	5.67	11/1/2011	-	-	-	-
	28,000	42,000	6.65	2/6/2014	-	-	-	-
	10,200	40,800	11.35	3/3/2015	-	-	-	-

Michael L. Ehrman	50,000	-	1.20	9/3/2007	10,000	188,200	10,000	188,200
	90,625	-	1.20	9/1/2008	-	-	10,000	188,200
	75,000	-	7.56	1/19/2010	-	-	-	-
	60,000	-	5.67	11/1/2011	-	-	-	-
	22,000	33,000	6.65	2/6/2014	-	-	-	-
	11,400	45,600	11.35	3/3/2015	-	-	-	-

Frederick F. Muntz(4)	120,000	120,000	4.10	1/6/2013	10,000	188,200	5,000	94,100
	6,000	24,000	11.35	3/3/2015	-	-	5,000	94,100

(1)
Represents restricted shares issued under the 1999 Stock Option Plan. Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(2)	Calculated based on $18.82 per share, the closing price per share of our common stock, as reported on the NASDAQ Global Market, on December 29, 2006.

(3)
The information under “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” relates to restricted stock units granted under the 1999 Stock Option Plan on June 9, 2006. The first line with respect to each named executive officer represents the target numbers of shares of Common Stock payable under restricted stock units based on the achievement of revenue and gross margin levels during 2006. In February 2007, based on the achievement of such performance goals, each named executive officer received a number of shares of Common Stock equal to 75% of the target number for such named executive officer. The second line with respect to each named executive officer represents the target numbers of shares of Common Stock payable under restricted stock units based on the achievement of revenue and gross margin levels during 2007.

(4)
Mr. Muntz ceased serving as our Executive Vice President - Sales, Marketing and Customer Satisfaction, effective as of March 5, 2007. Although Mr. Muntz is no longer an executive officer, he continues to serve as our Vice President of Strategic Accounts of the Company. Peter Fausel was appointed to serve as our Executive Vice President - Sales, Marketing and Customer Support, effective as of March 5, 2007.

Compensation of Directors

We reimburse our directors for reasonable travel expenses incurred in connection with their activities on our behalf. Non-employee directors also receive $2,500 per board meeting, $250 per telephonic board meeting, $5,000 per year for serving on the Audit Committee and $1,000 per year for serving on the Compensation Committee.

Non-employee directors are entitled to participate in our 1999 Director Option Plan. A total of 600,000 shares of our common stock have been reserved for issuance under such plan. The plan provides for the automatic grant of an option to purchase 15,000 shares to each non-employee director at the time he or she is first elected to our Board of Directors and an automatic grant of an option to purchase 5,000 shares on the first day of each fiscal quarter, if on such date he or she has served on our Board of Directors for at least six months. Each option grant under the plan has a term of 10 years and vests on a cumulative monthly basis over a four-year period. The exercise price of all options equals the fair market value of our common stock on the date of grant. During the fiscal year ended December 31, 2006, each of our non-employee directors received options to purchase 5,000 shares of our common stock on each of January 3, 2006, April 3, 2006, July 3, 2006 and October 2, 2006 at a per share exercise price of $23.85, $25.38, $18.17 and $23.22, respectively.

Employee directors are entitled to participate in our 1999 Stock Option Plan. As of April 30, 2007, a total of 2,812,500 shares of our common stock have been reserved for issuance under the plan. The plan provides for grants of incentive stock options, non-qualified stock options and restricted stock awards. Options can be granted under the plan on terms and at prices as determined by our Board of Directors, or the compensation committee, except that the exercise price of incentive options will not be less than the fair market value of our common stock on the date of grant. In the case of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of our common stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value, determined on the date of grant, of the shares covered by incentive stock options granted under the plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit. Restricted stock units can be granted under the plan, with such shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more conditions relating to completion of service by the participant, or achievement of performance goals or such other objectives, as established and determined by our Board of Directors, or the Compensation Committee. At the time a grant of a restricted stock unit is made, our Board of Directors, or the Compensation Committee, shall establish a period of time applicable to the shares of our common stock that are the subject of such restricted stock unit. Each grant of restricted shares may be subject to a different restricted period.

The following table provides certain information with respect to the compensation paid to our non-employee directors during the fiscal year ended December 31, 2006.

Directors Compensation

Name	Fees earned or paid in cash ($)	Option Awards ($)(1)	Total ($)
Lawrence Burstein (2)	$11,000	$119,854	$130,854
Michael Monaco (2)	$11,000	$117,963	$128,963
Beatrice Yormark (2)	$11,000	$119,854	$130,854

(1)
Represents the expense to the Company pursuant to FAS 123(R) for the respective year for stock options granted as long-term incentives pursuant to the Company’s 1999 Direction Option Plan. See Note B (13) of the Company’s Financial Statements for the fiscal years ended December 31, 2006, 2005 and 2004 for the assumptions used for valuing the expense under FAS 123(R)

(2)	At December 31, 2006, Lawrence Burstein had options to purchase 95,000 shares; Michael Monaco had options to purchase 111,800 shares; and Beatrice Yormark had options to purchase 112,708 shares.

Securities Authorized for Issuance Under Equity Compensation Plans.

The following table provides information about our common stock that may be issued upon the exercise of options under our 1995 Employee Stock Option Plan, 1999 Stock Option Plan and 1999 Director Option Plan as of December 31, 2006. These plans were our only equity compensation plans in existence as of December 31, 2006. Our 1995 Employee Stock Option Plan terminated in accordance with its terms as of July 8, 2005, and no additional awards were, or may be, granted thereunder after such date.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected under column (a)) (c)
Equity compensation plans approved by security holders	2,784,000	$8.97	346,310
Equity compensation plans not approved by security holders	—	—	—
Total

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed of Messrs. Burstein and Monaco and Ms. Yormark, all of whom served as members of the Compensation Committee during the fiscal year ended December 31, 2006. No member of the Compensation Committee is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Securities and Exchange Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2006.

Certain Relationships and Related Transactions

In accordance with the charter of the Audit Committee, the Audit Committee is responsible for annually reviewing all transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of Common Stock or members of such person’s immediate family had or will have a direct or indirect material interest related party transactions and potential conflicts of interest. Since January 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or were a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our common stock or members of such person’s immediate family had or will have a direct or indirect material interest.

Performance Graph

Set forth below is a line-graph presentation comparing the cumulative stockholder return on our common stock on an indexed basis against the cumulative total returns of the Nasdaq Market Value Index and the Hemscott Industry Communication Equipment Group Index (consisting of 79 publicly traded communication equipment companies) (“Hemscott Group Index”) for the period from January 1, 2001 through December 31, 2006.

The following graph is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

	2001	2002	2003	2004	2005	2006
I.D. SYSTEMS, INC.	100.00	41.36	66.01	176.20	225.21	177.71
HEMSCOTT GROUP INDEX	100.00	52.32	79.50	96.60	108.91	116.47
NASDAQ MARKET INDEX	100.00	69.75	104.88	113.70	116.19	128.12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding ownership of shares of our common stock, as of March 31, 2007:

●	by each person known by us to be the beneficial owner of 5% or more of our common stock;

●	by each of our directors and executive officers; and

●	by all of our directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table below has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of our common stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Common stock beneficially owned and percentage ownership as of March 31, 2007 were based on 11,379,250 shares outstanding.

Officers and Directors(1)	Shares Beneficially Owned
	Number	%
Jeffrey M. Jagid(2)	608,241	5.18%
Kenneth S. Ehrman(3)	680,113	5.85%
Michael L. Ehrman(4)	484,750	4.14%
Ned Mavrommatis(5)	130,400	1.13%
Peter Fausel(6)	20,000	*
Lawrence Burstein(7)	69,608	*
Michael Monaco(8)	82,908	*
Beatrice Yormark(9)	86,108	*
MFC Global Investment Management, LLC(10)	710,970	6.25%
Artis Capital Management, LLC(11)	2,090,519	18.37%
Empire Capital Partners, L.P. (12)	885,000	7.78%
Oberweis Asset Management, Inc.(13)	606,669	5.33%
Luther King Capital Management Corporation(14)	655,250	5.76%
All Directors and Executive Officers as a group (8 persons)(15)	2,162,128	17.07%

* Less than one percent

(1)	Unless otherwise indicated, the address for each named individual or group is c/o I.D. Systems, Inc., One University Plaza, 6th Floor, Hackensack, NJ 07601.

(2)
Includes (i) 357,016 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007 and (ii) 10,000 restricted shares issued on June 9, 2006, 50% of which vest on the first anniversary of the date of grant and 50% of which vest on the second anniversary of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(3)
Includes (i) 251,950 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007 and (ii) 10,000 restricted shares issued on June 9, 2006, 50% of which vest on the first anniversary of the date of grant and 50% of which vest on the second anniversary of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(4)
Includes (i) 331,425 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007 and (ii) 10,000 restricted shares issued on June 9, 2006, 50% of which vest on the first anniversary of the date of grant and 50% of which vest on the second anniversary of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(5)
Includes (i) 115,600 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007 and (ii) 10,000 restricted shares issued on June 9, 2006, 50% of which vest on the first anniversary of the date of grant and 50% of which vest on the second anniversary of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(6)
Includes 20,000 restricted shares issued on March 5, 2007, 50% of which vest on the first anniversary of the date of grant and 50% of which vest on the second anniversary of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(7)	Includes 66,108 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007.

(8)	Includes 82,908 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007.

(9)	Includes 83,816 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007.

(10)
Includes shares held by Manulife Financial Corporation, a parent holding company (“MFC”), and MFC’s indirect wholly-owned subsidiaries, MFC Global Investment Management (U.S.A.) Limited (“MFC Global”), John Hancock Advisers, LLC (“JHA”) and MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”), each an investment adviser registered under the Investment Advisers Act of 1940. MFC Global has beneficial ownership of 5,390 shares of Common Stock; JHA has beneficial ownership of 560,000 shares of Common Stock; and MFC Global (U.S.) has beneficial ownership of 710,970 shares of Common Stock. Through its parent-subsidiary relationship to MFC Global, JHA and MFC Global (U.S.), MFC may be deemed to have beneficial ownership of these shares. MFC Global has sole power to vote or to direct the voting of the shares of Common Stock it beneficially owns. MFC Global (U.S.) has sole power to vote or to direct the voting of 150,970 shares of Common Stock it beneficially owns. JHA has shared power to vote or to direct the voting of the shares of Common Stock it beneficially owns. MFC Global (U.S.) has shared power to vote or to direct the voting of 560,000 shares of Common Stock it beneficially owns. MFC Global has sole power to dispose or to direct the disposition of the shares of Common Stock it beneficially owns. MFC Global (U.S.) has sole power to dispose or to direct the disposition of 150,970 shares of Common Stock it beneficially owns. JHA has shared power to dispose or to direct the disposition of the shares of Common Stock it beneficially owns. MFC Global (U.S.) has shared power to dispose or to direct the disposition of 560,000 shares of Common Stock it beneficially owns. The principal business offices of MFC and MFC Global are located at 200 Bloor Street, East, Toronto, Ontario, Canada, M4W 1E5; JHA is located at 601 Congress Street, Boston, Massachusetts 02210; and MFC Global (U.S.) is located at 101 Huntington Street, Boston, Massachusetts 02199. The foregoing information is derived from a Schedule 13G filed on behalf of the reporting persons on February 2, 2007.

(11)
Includes shares held by Artis Capital Management, LLC (“Artis”), Artis Capital Management, Inc. (“Artis Inc”), Stuart L. Peterson, Allis Technology 2x Ltd. (“2X”) and Artis Microcap GP, LLC (“Microcap GP”). Artis is a registered investment adviser and is the investment adviser of 2X. Artis Inc. is the general partner of Artis. Mr. Peterson is the president of Artis Inc. and the controlling owner of Artis and Artis Inc. Microcap GP is a wholly-owned subsidiary of Artis and the general partner of a Cayman Islands exempted limited partnership to which Artis is the investment adviser. Each of Artis, Artis Inc., Microcap GP and Mr. Peterson disclaims beneficial ownership of the Common Stock, except to the extent of its or his pecuniary interest therein. Artis’ clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock. No individual client, other than 2X holds more than five percent of the of outstanding Common Stock, and 2X disclaims beneficial ownership of any of the Common Stock. The address of the business office of each of Artis, Artis Inc. Microcap GP and Mr. Peterson is One Market Plaza, Spear Street Tower, Suite 1700, San Francisco, CA 94105, and the address of the business office of 2X is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896, Harbour Centre, 2nd Floor, North Church Street, George Town, Grand Cayman, Cayman Islands. The foregoing information is derived from a Schedule 13G/A filed on behalf of the reporting persons on February 14, 2007.

(12)
Includes 429,275 shares directly owned by Empire Capital Partners, L.P. (“Empire Capital”), and 455,725 shares directly owned by Empire Capital Partners, Ltd. (the “Overseas Fund”), Charter Oak Partners, L.P. and Charter Oak Partners II, L.P. (collectively, the “Charter Oak Funds”). Empire Capital Empire GP, L.L.C., the general partner of Empire Capital (“Empire GP”), has the power to direct the affairs of Empire Capital, including decisions respecting the disposition of the proceeds from the sale of the Common Stock. Empire Capital Management, L.L.C. (“Empire Management”), the investment manager of the Empire Overseas Fund, has the power to direct the affairs of the Empire Overseas Fund, including decisions respecting the disposition of the proceeds from the sale of the Common Stock. Empire Management, pursuant to investment management agreements with the Charter Oak Funds, has the power to dispose of the proceeds from the sale of the Common Stock with respect to those assets of the Charter Oak Funds under its discretion. Scott A. Fine and Peter J. Richards are members of Empire GP and Empire Management, and in such capacities direct the operations of Empire GP and Empire Management. The foregoing information is derived from a Schedule 13G/A filed on behalf of the reporting persons on February 14, 2007.

(13)
Includes shares beneficially owned by The Oberweis Funds with respect to which The Oberweis Funds has delegated to Oberweis Asset Management, Inc., its investment adviser, voting power and dispositive power. James D. Oberweis and James W. Oberweis are principal stockholders of Oberweis Asset Management, Inc. The address of the business office of each of the reporting persons is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532. The foregoing information is derived from a Schedule 13G/A filed on behalf of Oberweis Asset Management, Inc., James D. Oberweis and James W. Oberweis on February 14, 2007.

(14)
Represents shares held by Luther King Capital Management Corporation, an investment advisor. J. Luther King Jr. is the president of Luther King Capital Management Corporation. The address of the business office of Luther King Capital Management Corporation is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. The foregoing information is derived from a Schedule 13G filed on behalf of Luther King Capital Management Corporation on February 2, 2007.

(15)	Includes 1,288,023 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2007.

PROPOSAL NO.2.

APPROVAL AND ADOPTION OF
THE I.D. SYSTEMS 2007 EQUITY COMPENSATION PLAN

General

On April 30, 2007, the Board of Directors adopted the I.D. Systems, Inc. 2007 Equity Compensation Plan (the “2007 Plan”), subject to the approval of the Company’s stockholders.

The general purpose of the 2007 Plan is to provide an incentive to the Company’s employees, directors and consultants, including the executive officers and employees and consultants of the Company’s subsidiaries, by enabling them to share in the future growth of the Company’s business. The Board of Directors believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the Company’s long range plans and securing the Company’s growth and financial success.

The Board of Directors believes that the 2007 Plan will advance the Company’s interests by enhancing the Company’s ability to (a) attract and retain employees and consultants who are in a position to make significant contributions to the Company’s success; (b) reward the Company’s employees and consultants for these contributions; and (c) encourage employees and consultants to take into account the Company’s long-term interests through ownership of its shares.

As of April 27, 2007, 5,325 shares of Common Stock were available for issuance under the 1999 Stock Option Plan. The 1999 Stock Option Plan expires in May 2009. Approval of the 2007 Plan is intended to ensure that the Company can continue to provide an incentive to its employees by enabling them to share in the future growth of the Company even after the 1999 Stock Option Plan expires or all of the shares authorized for issuance thereunder are issued. The Board continues to believe that the 1999 Stock Option Plan enables the Company to attract and retain qualified directors, officers and employees, to facilitate performance-based compensation for employees and to provide incentives for the participants in the 1999 Stock Option Plan to enhance the value of the Common Stock. If the 2007 Plan is approved by stockholders, the Company may continue to grant options to purchase shares of Common Stock under the Company’s 1999 Stock Option Plan.

Description of the 2007 Equity Compensation Plan

The following description of the principal terms of the 2007 Plan is a summary and is qualified in its entirety by the full text of the 2007 Plan, which is attached as Appendix C hereto.

Administration. The 2007 Plan will be administered by a duly authorized committee appointed by the Board of Directors and charged with administration of the 2007 Plan. Unless another committee is appointed, however, the Compensation Committee of the Board of Directors will also serve as the committee of the 2007 Plan. The committee may grant options to purchase shares of Common Stock, as well as restricted or unrestricted shares of Common Stock and restricted stock units payable in shares of Common Stock. The committee also has authority to determine the terms and conditions of each option or other kind of equity award and adopt, amend and rescind rules and regulations for the administration of the 2007 Plan. No options or stock awards may be made under the Plan after April 20, 2017, but the 2007 Plan will continue thereafter while previously granted options or stock awards remain subject to the 2007 Plan.

Employees and Consultants Eligible to Receive Options or Awards Under the 2007 Plan. Persons eligible to receive options or other awards under the 2007 Plan are those employees and consultants of the Company and its subsidiaries (approximately 92 employees and no consultants, as of April 20, 2007) who, in the opinion of the committee, are in a position to make a significant contribution to the Company’s success.

Shares Subject to the 2007 Plan. Subject to adjustments set forth in the 2007 Plan, the aggregate number of shares of Common Stock available for issuance in connection with options and awards granted under the 2007 Plan will be 2,000,000 shares, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the 2007 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of Common Stock as to which such option or award was forfeited will be available for future grants within certain limits under the 2007 Plan. No employee or consultant may receive options relating to more than 300,000 shares of Common Stock in the aggregate in any year.

Terms and Conditions of Options. Options granted under the 2007 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The committee determines the exercise price of options granted under the 2007 Plan. The exercise price of incentive stock options, however, must be at least equal to the fair market value per share of common stock (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder) issuable upon exercise of the option at the time the incentive option was granted. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent stockholder) from the date of grant. Options issued under the 2007 Plan will be exercisable at such time or times as the committee prescribes at the time of grant.

Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The committee is also authorized to establish a cashless exercise program.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. Unless otherwise determined by the Committee, options that are exercisable at the time of a recipient’s termination of service with us will continue to be exercisable for three months (twelve months if the optionee terminates service due to death or disability).

Terms and Conditions of Restricted Stock Awards and Restricted Stock Unit Awards. The committee may also grant a restricted stock award and/or a restricted stock unit award to any eligible employee or consultant. Under a restricted stock award, shares of Common Stock that are the subject of the award are generally subject to restrictions on transfer to the extent that the recipient terminates service with us prior to the award having vested. The committee shall determine the restrictions and vesting terms of each stock award. Unless otherwise determined by the committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock.

The recipient of a restricted stock unit award will be entitled to receive a number of shares that is equal to the number of units granted if and when the units vest.

Terms and Conditions of Unrestricted Stock Awards. The committee may grant unrestricted stock awards to any eligible employee or consultant. Unrestricted shares do not require any payment by the recipient and are not subject to forfeiture or transfer restrictions (except to the extent imposed by law).

Change of Control. In the event of a consolidation or merger in which, after any such transaction the prior shareholder of the Company owns less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of the Company’s assets, the 2007 Plan provides that all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

Amendment. The Board of Directors may at any time amend the 2007 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of the stockholders, the Board of Directors may not (a) increase the number of shares of common stock available under the 2007 Plan, (b) change the group of individuals eligible to receive options and/or purchase grants, or (c) extend the term of the 2007 Plan.

Federal Income Consequences

Following is a summary of the federal income tax consequences of option and restricted stock award grants under the 2007 Plan. Optionees and recipients of other awards granted under the 2007 Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2007 Plan, nor will the Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Restricted Stock Awards and Restricted Stock Units

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or the Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest. The amount of the income will be equal to the fair market value of the shares of the Common Stock issued at that time, and the Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election.

Potential Limitation on Company Deductions

Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options granted in the future under the 2007 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of “outside directors;” and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Tax Withholding

As and when appropriate, the Company will require each recipient of an option or other award under the 2007 Plan to pay any federal, state or local taxes required by law to be withheld.

Option Grants

The grant of options under the 2007 Plan is discretionary, and the Company cannot determine now the number or type of options to be granted in the future to any particular person or group.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE I.D. SYSTEMS, INC. 2007 EQUITY COMPENSATION PLAN.

PROPOSAL NO.3.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Eisner LLP as the independent registered public accounting firm to audit the financial statements of the Company for the current fiscal year, subject to the ratification of such appointment by the Company’s stockholders.

Representatives of the firm of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and Form 10-QSB for the fiscal years ended December 31, 2006 and 2005 were $201,000 and $143,000, respectively.

Audit-Related Fees

Other than the fees described under the caption “Audit Fees” above, Eisner LLP did not bill any fees for services rendered to the Company during fiscal years ended December 31, 2006 and 2005 for assurance and related services in connection with the audit or review of the Company’s financial statements.

Tax Fees

There were no fees billed by Eisner LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2006 and 2005.

All Other Fees

There were no fees billed by Eisner LLP for products or professional services rendered, other than services described under the caption “Audit Fees” above, during fiscal years ended December 31, 2006 and 2005.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company’s independent accountants. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2006, except that each of Messrs. Burstein and Monaco and Ms. Yormark filed a Form 4 with respect to an option to purchase 5,000 shares of Common Stock issued on October 2, 2007 under the Company’s 1999 Director Option Plan three business days following the date such Form 4 was due.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals to be presented at the Company’s 2007 Annual Meeting of Stockholders, for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received by the Company at its principal executive offices, One University Plaza, Hackensack, New Jersey 07601, addressed to the Secretary, on or before January 9, 2008. If, however, the Company’s 2006 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of the Annual Meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting of Stockholders. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s 2007 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal prior to March 24, 2008, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors, /s/Ned Mavrommatis
Ned Mavrommatis Secretary

Dated: May 8, 2007

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

I.D. SYSTEMS, INC.

SECOND AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

The members of the Audit Committee shall be appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's auditors and (4) provide an avenue of communication among the independent auditors, management and the Board of Directors.

The number of members of the Audit Committee and their independence and experience requirements shall meet NASD requirements.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.  Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2.  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3.  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4.  In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls.

5.  Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

6.  Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.  Review major changes to the Company's accounting principles and practices taking into consideration the views of the independent auditor or management.

8.  Appoint the independent auditor.

9.  Approve the fees to be paid to the independent auditor.

10.  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.

11.  Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

12.  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

13.  Obtain from the independent auditor an understanding of whether there are any indications that Section 10A of the Private Securities Litigation Reform Act of 1995 is applicable and consult counsel if necessary.

14.  Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

15.  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

16.  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

17.  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

18.  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

19. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

20.  Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

21. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the code.

22.  Annually review policies and procedures associated with directors' and officers expense accounts and perquisites.

23.  Annually review all transactions or series of similar transactions to which the Company is or was a party and in which any director, executive officer or beneficial holder of more than 5% of any class of common stock of the Company or members of such person’s immediate family had or will have a direct or indirect material interest.

24.  Perform any other activities consistent with this Charter, as the Committee or Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; this is the responsibility of management and upon completion of the audit by the independent auditor, subject to their findings, they render their report on the financial statements. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct; this is the responsibility of the Board.

Appendix B

I.D. SYSTEMS, INC.
COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee of I.D. Systems, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Corporation’s directors and officers. The Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Corporation.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations.

Composition

The Compensation Committee shall consist of no fewer than three members, unless there are less than three independent members of the Board of Directors, in which event, all of the independent members shall be members of the Compensation Committee. Each member of the Compensation Committee must (i) be an independent director of the Corporation satisfying the independence requirements of the NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Board of Directors shall appoint the members of the Compensation Committee. Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Compensation Committee member may be removed by the Board of Directors at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board of Directors upon recommendation of the Nominating Committee. The Compensation Committee members shall elect a chairperson by a vote of a majority of the full Compensation Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee when appropriate.

Structure and Meetings

The Compensation Committee shall meet not less than one time per year. The chairperson of the Compensation Committee shall preside at each meeting of the Compensation Committee, except that in the absence of the chairperson at any particular meeting, then the Compensation Committee member designated by the chairperson shall preside at such meeting. The chairperson shall, after consultation with the other members of the Compensation Committee, (i) determine the dates, times and places for meetings of the Compensation Committee, and (ii) set the agenda for each meeting. A majority of the total number of Compensation Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Compensation Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Compensation Committee.

Duties and Responsibilities

The Compensation Committee shall have the following power, authority and direct responsibilities:

1. Based upon corporate goals and objectives approved by the full Board of Directors, review and approve annually corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”), annually evaluate the CEO’s performance in light of those goals and objectives, and, consistent with the requirements of any employment agreement, recommend the CEO’s compensation levels based on this evaluation. The CEO shall not be permitted to be present during voting or deliberations relating to CEO compensation.

2. Make recommendations to the Board with respect to director and non-CEO officer compensation, incentive compensation plans and equity-based plans. The CEO may, at the discretion of the Compensation Committee, be permitted to be present during voting or deliberations relating to non-CEO compensation.

3. Produce a Compensation Committee Report on executive compensation and participate in the production of the Compensation Discussion and Analysis as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.

4. The Compensation Committee shall annually review and recommend to the Board the following items with respect to the CEO and the executive officers of the Corporation (as defined by Section 16 and Rule 16a-1(f) of the Securities and Exchange Act of 1934): (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

5. The Compensation Committee shall make regular reports to the Board.

6. The Compensation Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

7. The Compensation Committee shall perform such other duties and responsibilities as may be assigned to the Compensation Committee from time to time by the Board of Directors, including without limitation:

a.	Periodic analysis of, and recommendations to the Board of Directors with respect to, the functions, duties and responsibilities of each of the executive officers of the Corporation;

b.
Oversight and analysis of, and recommendations to the Board of Directors with respect to, the Corporation’s policies regarding the engagement, advancement, promotion, reassignment and termination of its executive officers;

c.	The implementation and administration of the Corporation’s incentive and equity-based compensation plans to the extent permitted by such plans;

d.
Review and make recommendations to the Board of Directors on (i) the competitiveness of the Corporation’s compensation and benefit plans for directors and key management employees and the employee relations policies and procedures applicable to key management employees; and (ii) such other matters relating to the organization of the Corporation and the compensation of executive officers and key management employees as the Compensation Committee may in its own discretion deem desirable.

Operating Policies

1. The Compensation Committee shall keep the minutes of all Compensation Committee meetings (designating in its discretion an individual to record the minutes) and approve the minutes by subsequent action. The Compensation Committee shall circulate the approved minutes of the Compensation Committee meetings to the full Board of Directors for review.

2. The Compensation Committee shall determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and its Bylaws.

3. At each regular meeting of the Board of Directors held following a Compensation Committee meeting, the Compensation Committee shall report to the Board of Directors regarding the actions, activities and findings of the Compensation Committee since the last Board of Directors meeting, as well as any recommendations for action by the Board of Directors, when appropriate.

4. In discharging its responsibilities, the Compensation Committee shall have full access to any relevant records of the Corporation and may also request that any officer or employee of the Corporation or the Corporation’s outside counsel meet with members of, or consultants to, the Compensation Committee.

5. The Compensation Committee shall have the authority to engage such compensation consultants and counsel as it deems necessary or desirable from time to time to discharge its functions.

Appendix C

I.D. SYSTEMS, INC.

2007 EQUITY COMPENSATION PLAN

1. Purposes of the Plan. The purposes of this I.D. Systems, Inc. 2007 Equity Compensation Plan (the “Plan”) are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Awards and Unrestricted Shares may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

“Administrator” means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means an Option, a Stock Award and/or the grant of Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Committee, which determination will be conclusive.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means I.D. Systems, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Award grant or grant of Unrestricted Shares. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optioned Stock” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, Restricted Stock, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 11 of the Plan or an award of Restricted Stock Units pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan

“Subsidiary” means a "subsidiary corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 14 of the Plan.

3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,000,000 Shares. The Shares may be authorized but unissued, or reacquired, shares of Common Stock. If an Option expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying a Stock Award are forfeited or reacquired by the Company, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

(iii) Rule 16b-3. If the Company is subject to Section 16(b), the transactions contemplated hereunder shall (from the date that the Company is first subject to Section 16(b)), be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options, Stock Awards and Unrestricted Shares may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5. Eligibility. Nonstatutory Stock Options, Stock Awards and Unrestricted Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6. Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

(c) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares (subject to adjustment in accordance with Section 15).

7. Term of the Plan. Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

8. Term of Options. The term of each Option shall be stated in the applicable Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9. Option Exercise Price; Exercisability.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that the per Share exercise price of a Nonstatutory Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant as (determined by the Administrator in good faith) in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction.

(b) Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10. Exercise of Options; Consideration.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(e) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability or upon a termination of such Optionee’s employment with Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three months after the date of such cessation.

(c) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death ((but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e) Termination for Cause. If a Service Provider’s relationship with the Company is terminated for Cause, then, unless otherwise provided in such Service Provider’s Option Agreement, such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.

(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b), have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vi) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.  Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards under this Section 11 shall be subject to the following provisions:

(a) At the time a Stock Award under this Section 11 is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)  Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

(d) Any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee voluntarily terminates employment with the Company or its subsidiaries or resigns or voluntarily terminates his consultancy arrangement or directorship with the Company or its subsidiaries, or if the Stock Awardee's employment or the consultant's consultancy arrangement or directorship is terminated for Cause prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan. If the Stock Awardee's employment, consultancy arrangement or directorship terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise.

(e)  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

12. Restricted Stock Units. The Committee may, in its sole discretion, grant Restricted Stock Units to a Service Provider subject to such terms and conditions as the Committee sets forth in a Stock Award Agreement evidencing such grant. “Restricted Stock Units” are Awards denominated in units evidencing the right to receive Shares of Common Stock, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Committee at the time of grant and set forth in the applicable Stock Award Agreement, without payment of any amounts by the Stock Awardee thereof (except to the extent required by law). Prior to delivery of shares of Common Stock with respect to an award of Restricted Stock Units, the Stock Awardee shall have no rights as a stockholder of the Company.

Upon satisfaction and/or achievement of the applicable vesting requirements relating to an award of Restricted Stock Units, the Stock Awardee shall be entitled to receive a number of shares of Common Stock that are equal to the number of Restricted Stock Units that became vested. To the extent, if any, set forth in the applicable Stock Award Agreement, cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the applicable vesting period, as determined by the Committee.

Unless otherwise provided by the Stock Award Agreement, any Restricted Stock Units granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee terminates employment or his or her consultancy arrangement with the Company or its subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the award.

Prior to the delivery of any shares of Common Stock in connection with an award of Restricted Stock Units, the Stock Awardee shall pay or make adequate provision acceptable to the Company for the satisfaction of the statutory minimum prescribed amount of federal and state income tax and other withholding obligations of the Company, including by having the Company withhold from the number of shares of Common Stock otherwise deliverable in connection with an award of Restricted Stock Units, a number of shares of Common Stock having a Fair Market Value equal to an amount sufficient to satisfy such tax withholding obligations.

13. Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a) The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

(b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

14. Non-Transferability. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or applicable to any Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such Option Agreement or Stock Award shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Option Agreement or Stock Award), the Optionees shall fully vest in and have the right to exercise each outstanding Option as to all of the Optioned Stock covered thereby, including Shares which would not otherwise be vested or exercisable, and all vesting periods under Stock Awards shall be deemed to have been satisfied. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option, then the Administrator shall notify all Optionees that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Change of Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

16. Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

17. Date of Grant. The date of grant of an Option, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Award or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option unless such grant or the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option, the Company may require the person receiving such Award or exercising such Option to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Award in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 22 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 22.

23. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

24. Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

I.D. SYSTEMS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2007

The undersigned hereby appoints Jeffrey M. Jagid and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of I.D. Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of I.D. Systems, Inc. to be held at the offices of Lowenstein Sandler, PC, 1251 Avenue of the Americas, 18t Floor, New York, New York 10020, on Friday, June 8, 2007 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE NOMINEES LISTED BELOW.

1.	To elect five directors.

❑	FOR all nominees below (except as authority is withheld below)

❑	WITHHOLD AUTHORITY to vote for all nominees below

❑	FOR all except:

❑ Jeffrey M. Jagid
❑ Kenneth S. Ehrman
❑ Lawrence Burstein
❑ Michael Monaco
❑ Beatrice Yormark

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO.2.

2.	To approve and adopt the I.D. Systems, Inc. 2007 Equity Compensation Plan.

❑ FOR	❑ AGAINST	❑ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO.3.

3.	To ratify the appointment of Eisner LLP as the independent registered public accounting firm of I.D. Systems, Inc. the for fiscal year ending December 31, 2007.

❑ FOR	❑ AGAINST	❑ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Address Change? Mark Box ❑ Indicate Changes Below:
____________________________________ Dated:__________________ ____________________________________ SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.